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                         TECHNOLOGY ASSIGNMENT AGREEMENT

         This Technology Assignment Agreement (the "Agreement") is entered into on this 11th day of September, 1998 by and among NetZero, Inc., a California Corporation (the "Company"), Impact Software, Inc., a California corporation ("Impact"), and the shareholders and/or employees of Impact listed on the signature pages hereto, who, together with Impact, shall hereinafter collectively be referred to as the "Assignors" and individually as an "Assignor". Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Company and certain investors have entered into that certain Preferred Stock Purchase Agreement dated as of September 11, 1998 (the "Purchase Agreement"), pursuant to which such investors will purchase shares of the Company's Series A and Series B Preferred Stock; and

         WHEREAS, it is a condition precedent to the consummation of the Purchase Agreement that the parties hereto enter into this Agreement.

         NOW, THEREFORE, in consideration of the mutual premises and agreements contained herein, the parties hereto mutually agree as follows:

         1.       ASSIGNMENT; WARRANTIES; CONSENT

                  1.1 In consideration of the Company's obligations hereunder, each Assignor hereby assigns to the Company any and all rights, title, claim and interest throughout the world each such Assignor may have in any inventions, formulae, ideas, processes, techniques, know-how and data, whether or not patentable, related to the NetZero zCast technology (which includes, without limitation, software designed to deliver targeted advertisements to specific users) made or conceived or reduced to practice or learned by such Assignor, alone or together with others, on or prior to the date of this Agreement, together with any and all improvements thereto (the "Technology"), including, without limitation, any and all patents and patent rights, copyrights, trademarks, trade secret rights and other rights in connection therewith (the "Proprietary Rights"). The foregoing assignment may be referred to herein as the "Assignment."

                  1.2 Each Assignor hereby represents, warrants and agrees that immediately following the Initial Series A Closing such Assignor will not have, and to the best knowledge of each such Assignor, no other Assignor will have, any right, title or interest in or to the Technology or the Proprietary Rights or any salary or other compensation or payment of any kind whatsoever from the Company.


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                  1.3 Each Assignor hereby further represents, warrants and
agrees that (i) to the extent such Assignor has any rights, title, claim or interest in or to any of the Technology or Proprietary Rights on or prior to the date hereof, such Assignor has not assigned, transferred, licensed, pledged or otherwise encumbered any Technology or Proprietary Right or agreed to do so,
(ii) the Assignors are the only employees or shareholders of Impact who may have rights, title or interest in the Technology and the Proprietary Rights, (iii) such Assignor has full power and authority to enter into this Agreement and to make the Assignment and (iv) such is not aware of any actual or potential violation, infringement or misappropriation of any third party's rights (or any claim or potential claim thereof) by the Technology or the Proprietary Rights.

                  1.4 Each Assignor agrees to assist the Company in every proper way to evidence and perfect the Assignment and to apply for and obtain and from time to time enforce, maintain, and defend the Proprietary Rights in any and all countries the Company may designate from time to time. Each Assignor will execute all documents the Company may request for such purposes.

                  1.5 In the event that the Company is unable for any reason whatsoever to secure Assignor's signature to any document Assignor is required to execute pursuant to the foregoing, Assignor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents, as his agents and attorneys-in-fact to act for and on his behalf and instead of Assignor, to execute and file any such document and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by the Assignor.

         2. REPAYMENT OF INDEBTEDNESS. Impact hereby acknowledges and agrees that upon delivery of the funds to Impact as contemplated by Section 4 of this Agreement, all of the Company's indebtedness to Impact as of the date hereof, which amounts to $18,589.11, shall have been repayed and the Company shall be released and discharged from such liability.

         3.       RELEASE


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                  Each Assignor, for himself/herself/itself, his/her/its heirs, executors, administrators, assigns and successors, fully and forever releases and discharges the Company and each of its currently, former and future parents, subsidiaries, related entities, predecessors, successors, officers, directors, shareholders, agents, employees and assigns (collectively, "Releasees") with respect to any and all claims, liabilities and causes of action, of every nature, kind and description, in law, equity or otherwise, which have arisen, occurred or existed at any time prior to the signing of this Agreement, including, without limitation, any and all claims, liabilities and causes of action arising out of or relating to the Technology and the Proprietary Rights. Each Assignor understands and agrees that he/she/it is waiving any rights he/she/it may have had, now has, or in the future may have to pursue any and all remedies available to him/her/it under any cause of action. In addition, and in further consideration of the foregoing, each Assignor expressly waives any and all rights and benefits conferred upon him/her/it by the provisions of Section 1542 of the Civil Code of the State of California, which states as follows:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         ---------          -----------       ------------        ---------
         Impact             S. Haitsuka       H. MacKenzie        J. Milner

         ---------          -----------       -----------
         R. Burr            M. Zebian         K. Robinson

         4.       PAYMENT

                  As the sole payment and consideration for the covenants and agreements hereunder and repayment of the Company's indebtedness to Impact, the Company will pay to Impact the sum of $100,000, in four equal monthly installments payable as follows: $25,000 payable at the Initial Series A Closing, $25,000 payable thirty (30) days following the Initial Series A Closing, $25,000 payable sixty (60) days following the Initial Series A Closing and $25,000 payable ninety (90) days following the Initial Series A Closing.

         5.       GENERAL PROVISIONS

                  4.1 NOTICES. Any notice required in connection with this Agreement shall be given in writing and shall be deemed effective upon delivery or upon deposit in the United States mail, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Section 3.1 to all other parties to this Agreement.

                  4.2 NO WAIVER; AMENDMENT. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other s ubsequent breach or condition, whether of like or different nature. This Agreement amy be amended or modified only by a writing executed by both parties.


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                  4.3 ENTIRE AGREEMENT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.






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             TECHNOLOGY ASSIGNMENT AGREEMENT SIGNATURE PAGE

                           COMPANY:

                               NetZero, Inc., a California corporation

                               By:
                                    ------------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                          ------------------------------------

                           ASSIGNORS:

                               Impact Software, Inc., a California corporation

                               By:  /s/ RONALD BURR
                                    ------------------------------------------
                                    Name: /s/ RONALD BURR
                                          ------------------------------------
                                    Title: /s/ CEO
                                           -----------------------------------

                               /s/ RONALD BURR
                               -----------------------------------------------
                               RONALD BURR

                               /s/ STACY HAITSUKA
                               -----------------------------------------------
                               STACY HAITSUKA

                               /s/ MARWAN ZEBIAN
                               -----------------------------------------------
                               MARWAN ZEBIAN

                               /s/ HAROLD MACKENZIE
                               -----------------------------------------------
                               HAROLD MACKENZIE

                               /s/ KURLING ROBINSON
                               -----------------------------------------------
                               KURLING ROBINSON

                               /s/ JAMES MILNER
                               -----------------------------------------------
                               JAMES MILNER